Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Omni Bio Pharmaceutical, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2009 (the “Report”), I, Robert C. Ogden, Chief Financial Officer of the Company, certify that, to the best of my knowledge:

(1)             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2009	/s/ Robert C. Ogden
Robert C. Ogden
Chief Financial Officer
(Principal Financial Officer)